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                                                                   Exhibit 10.07

             EIGHTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                 ACUSPHERE, INC.

                                  June 1, 2001


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                                TABLE OF CONTENTS


1.       Termination of Seventh Amended and Restated Investors' Rights Agreement; Waiver and Consent..      2
         1.1      Termination of Seventh Amended Investors' Rights Agreement..........................      2
         1.2      Waiver and Consent..................................................................      2

2.       Registration Rights..........................................................................      2
         2.1      Definitions.........................................................................      2
         2.2      Demand Registration.................................................................      3
         2.3      "Piggy-Back" Registration...........................................................      5
         2.4      Form S-3 Registration...............................................................      6
         2.5      Obligations of Acusphere............................................................      7
         2.6      Furnish Information.................................................................      9
         2.7      Expenses of Demand and S-3 Registrations............................................      9
         2.8      Expenses of "Piggy-Back" Registration...............................................      9
         2.9      Delay of Registration...............................................................     10
         2.10     Indemnification.....................................................................     10
         2.11     Reports Under Securities Exchange Act of 1934.......................................     12
         2.12     Assignment of Registration Rights...................................................     12
         2.13     Limitations on Subsequent Registration Rights.......................................     13
         2.14     "Market Stand-Off" Agreement........................................................     13
         2.15     Termination of Registration Rights..................................................     14

3.       Covenants of Acusphere.......................................................................     14
         3.1      Delivery of Financial Statements....................................................     14
         3.2      Inspection and Observation..........................................................     15
         3.3      Termination of Information, Inspection and Observation
                  Covenants; Assignment...............................................................     15
         3.4      Right of First Refusal..............................................................     16
         3.5      Preparation of Audited Financial Statements.........................................     19
         3.6      Stock Purchase Agreements...........................................................     19
         3.7      Termination of Certain Covenants....................................................     19
         3.8      Covenants Relating to SBA Matters ..................................................     20
         3.9      Regulatory Compliance Cooperation ..................................................     21
         3.10     Consideration of Section 1202(c)....................................................     21
         3.11     Registration Rights.................................................................     21

4.       Miscellaneous................................................................................     21
         4.1      Successors and Assigns..............................................................     21
         4.2      Governing Law.......................................................................     22
         4.3      Counterparts........................................................................     22
         4.4      Titles and Subtitles................................................................     22
         4.5      Notices.............................................................................     22
         4.6      Expenses............................................................................     22

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
         4.7      Amendments and Waivers..............................................................     22
         4.8      Severability........................................................................     22
         4.9      Aggregation of Stock................................................................     22
         4.10     Entire Agreement; Amendment; Waiver.................................................     22

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             EIGHTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


         THIS EIGHTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (this "Agreement") is made as of the 1st day of June, 2001, by and among Acusphere, Inc., a Delaware corporation ("Acusphere"), and those investors listed on SCHEDULE A attached hereto (the "Investors"); and, solely for purposes of Sections 1, 3.4 and 4 of this Agreement, Sherri C. Oberg ("Oberg").

                                    RECITALS

         WHEREAS, certain of the Investors hold shares of Acusphere's Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Stock"), Acusphere's Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Stock"), Acusphere's Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Stock"), Acusphere's Series D Convertible Preferred Stock, $.01 par value per share (the "Series D Stock"), Acusphere's Series E Convertible Preferred Stock, $.01 par value per share (the "Series E Stock"), Acusphere's Series F Convertible Preferred Stock, $.01 par value per share (the "Series F Stock"), Acusphere's Series G Non-Voting Convertible Preferred Stock, $.01 par value per share (the "Series G Stock"), and Acusphere's Series H Convertible Preferred Stock, $.01 par value per share (the "Series H Stock", and, together with the Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series F Stock and Series G Stock, the "Preferred Stock"), respectively, and a certain Investor, Alexandria Real Estate Equities, L.P. ("Alexandria"), holds a warrant to purchase shares of Acusphere's Series F Non-Voting Convertible Preferred Stock (the "Alexandria Warrant Shares"), and each such Investor possesses certain registration and other rights in connection therewith pursuant to a Seventh Amended and Restated Investors' Rights Agreement, dated as of September 22, 2000, by and among Acusphere and such Investors, as amended by that certain Amendment and Waiver to the Seventh Amended and Restated Investors' Rights Agreement, dated as of March 30, 2001 (the "Seventh Amended Investors' Rights Agreement"); and

         WHEREAS, certain Investors (the "Series I Investors") are parties to the Series I Convertible Preferred Stock Purchase Agreement, dated as of the date hereof (the "Series I Agreement"), by and among such Series I Investors and Acusphere providing, INTER ALIA, for the purchase by such Series I Investors of Series I Convertible Preferred Stock, par value $.01 per share (the "Series I Stock");

         WHEREAS, among the conditions to the consummation of the transactions contemplated by the Series I Agreement is the execution and delivery of this Agreement; and

         WHEREAS, each of the parties hereto desires to set forth in a single document such registration and certain other rights of the Investors.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth and for other good and valuable consideration Acusphere, each Investor and Oberg, severally and not jointly, hereby agree as follows:

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1.       TERMINATION OF SEVENTH AMENDED INVESTORS' RIGHTS AGREEMENT; WAIVER AND
CONSENT.

         1.1 TERMINATION OF SEVENTH AMENDED INVESTORS' RIGHTS AGREEMENT. The parties hereto hereby acknowledge and agree that the Seventh Amended Investors' Rights Agreement is hereby amended, restated and superseded in all respects by this Agreement.

         1.2 WAIVER AND CONSENT. The Investors and all other parties to the Seventh Amended Investors' Rights Agreement hereby (i) consent to the issuance of the Series I Stock in accordance with the terms of the Series I Agreement and
(ii) waive all preemptive rights and rights of first refusal, and all related notice provisions, under all existing agreements with respect to the issuance by Acusphere of such Series I Stock.

2.       REGISTRATION RIGHTS.  Acusphere covenants and agrees as follows:

         2.1      DEFINITIONS.  For purposes of this Section 2:

                  (a) The term "Act" means the Securities Act of 1933, as amended.

                  (b) The term "Alexandria Registrable Securities" means
(i) those shares of Common Stock issued or issuable upon conversion of the Alexandria Warrant Shares issued or issuable upon exercise of that certain Warrant Agreement by and between Acusphere and Alexandria, dated March 30, 2001 (the "Alexandria Warrant") and (ii) any common stock of Acusphere issued as (or issuable upon the conversion of exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which the rights under this Section 2 are not assigned.

                  (c) The term "Common Stock" means shares of Common Stock, $.01 par value per share, of Acusphere.

                  (d) The term "Elan Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series G Stock and the Series H Stock, (ii) the Common Stock issued upon conversion of the Note, and
(iii) any common stock of Acusphere issued as (or issuable upon the conversion of exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) and (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which the rights under this Section 2 are not assigned.

                  (e) The term "Form S-1" means such form under the Act as in effect on the date hereof, or any registration form under the Act subsequently adopted by the SEC which permits the registration of securities under the Act for which no other form is authorized or prescribed.

                  (f) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which

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permits inclusion or incorporation of substantial information by reference to other documents filed by Acusphere with the SEC.

                  (g) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 2.12 hereof.

                  (h) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (i) The terms "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  (j) The term "Registrable Securities" means (A) (i) the
Common Stock issuable or issued upon conversion of the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, the Series F Stock and the Series I Stock, and (ii) any Common Stock of Acusphere issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which the rights under this Section 2 are not assigned, (B) the Elan Registrable Securities and (C) solely for the purposes of Section 2.1, 2.3 through 2.15, 3.11, 4.1, 4.7 and 4.9 of this Agreement, the Alexandria Registrable Securities.

                  (k) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                  (l) The term "SEC" means the Securities and Exchange
Commission.

                  (m) The term "SBIC Investor" means any Investor that is a Small Business Investment Company, as defined in 13 C.F.R. ss.107.

         2.2      DEMAND REGISTRATION.

                  (a) If Acusphere shall receive at any time after the earlier of (i) December 31, 2002 or (ii) six months after the closing of an initial public offering of securities of Acusphere (other than a registration statement relating either to the sale of securities to employees of Acusphere pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from (i) the Holders of at least forty percent (40%) of the Registrable Securities other than the Elan Registrable Securities then outstanding, (ii) the Holders of at least a majority of the Elan Registrable Securities then outstanding, or (iii) the Holders of at least a majority of the Series F Stock and Series I Stock then outstanding (including, for such purposes, any shares of Common Stock issued upon conversion thereof), that

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Acusphere effect a registration statement under the Act with respect to all or a part of the Registrable Securities, then Acusphere shall:

                           (i) within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and

                           (ii) effect as soon as practicable, and in any event within ninety (90) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 2.2(b), within thirty (30) days of the mailing of such notice by Acusphere in accordance with Section 4.5.

                  (b) If the Holders initiating the registration request hereunder (the "Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise Acusphere as a part of their request made pursuant to subsection 2.2(a) and Acusphere shall include such information in the written notice referred to in subsection 2.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders, subject to the reasonable approval of Acusphere. In such event, the right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with Acusphere as provided in subsection 2.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of Acusphere owned by each Holder; PROVIDED, HOWEVER, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                  (c) Notwithstanding the foregoing, if Acusphere shall furnish to the Holders requesting registration pursuant to this Section 2.2, a certificate signed by the Chief Executive Officer of Acusphere stating that in the good faith judgment of the Board of Directors of Acusphere, it would be seriously detrimental to Acusphere and its stockholders for a registration statement to be filed and it is, therefore, essential to defer the filing of such registration statement, Acusphere shall have the right to defer taking action with respect to such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; PROVIDED, HOWEVER, that Acusphere may not utilize this right more than once in any twelve-month period.

                  (d) Acusphere shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.2 after Acusphere has effected four (4) registrations on

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Form S-1 or its then equivalent pursuant to this Section 2.2 and such registration statements have been declared or ordered effective and the sales of Registrable Securities under such registration statements have closed; PROVIDED, HOWEVER, that each such obligation shall be deemed to be satisfied only when a registration statement covering at least sixty percent (60%) or more of the Registrable Securities held by the Holders initiating such registration and requested to be included in such registration statement has been declared or ordered effective and the sale of such Registrable Securities under such registration statements have closed; and FURTHER PROVIDED, HOWEVER, that in any event (i) the Holders of at least forty percent (40%) of the Registrable Securities other than the Elan Registrable Securities shall be entitled to at least one demand registration pursuant to Section 2.2(a) hereto, (ii) the Holders of at least a majority of the Elan Registrable Securities shall be entitled to at least one demand registration pursuant to Section 2.2(a) hereto, and (iii) the Holders of at least a majority of the Series F Stock and Series I Stock (including, for such purposes, any shares of Common Stock issued upon conversion thereof) shall be entitled to at least one demand registration pursuant to Section 2.2(a) hereto.

                  (e) No incidental right under this Section 2.2 shall be construed to limit any registration required under Section 2.3 or Section 2.4 herein.

         2.3      "PIGGY-BACK" REGISTRATION.

                  (a) If (but without any obligation to do so) Acusphere proposes to register (including for this purpose a registration effected by Acusphere for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or a registration relating to the sale of securities in connection with a transaction covered by Rule 145 promulgated under the Act), Acusphere shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by Acusphere in accordance with Section 4.5, Acusphere shall, subject to the provisions of subsection 2.3(b), cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                  (b) UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of Acusphere's capital stock, Acusphere shall not be required under this Section 2.3 to include any of the Holders' securities in such underwriting unless such Holders accept the terms of the underwriting as agreed upon between Acusphere and the underwriters selected by it (or by other persons entitled to select the underwriters pursuant to the terms of this Agreement), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by Acusphere. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold (other than by Acusphere) that the underwriters determine in their sole discretion is compatible with the success of the offering, then Acusphere shall be required to include in the offering only that number of such securities, including


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Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering; PROVIDED, HOWEVER, there shall first be excluded from such registration statement all shares of Common Stock sought to be included therein by (i) any director, consultant, officer or employee of Acusphere or any subsidiary of Acusphere (except those joining such registration pursuant to the Stock Repurchase and Registration Agreement, dated April 30, 1996, among Acusphere, Robert S. Langer, Harry R. Allcock and Sherri C. Oberg, the "Founders' Registration Agreement"), and (ii) stockholders exercising any contractual or incidental registration rights subordinate and junior to the rights of the Holders of Registrable Securities. Thereafter, the shares of Common Stock sought to be included in such registration statement pursuant to this Agreement and, if applicable, the Founders' Registration Agreement, shall be excluded from such registration statement in proportion (as nearly as practicable) to the amount of such shares owned by the holders of such shares. If after such shares are excluded, the underwriters shall determine in their sole discretion that the number of securities which remain to be included in the offering exceeds the amount of securities to be sold that the underwriters determine is compatible with the success of the offering, then the Common Stock to be included, if any, shall be apportioned pro rata among the holders of Common Stock providing notice of their desire to participate in the offering pursuant to this Agreement and the Founders' Registration Agreement (the "Selling Stockholders") according to the total amount of securities entitled to be included therein owned by each Selling Stockholder, or in such other proportions as shall mutually be agreed to by such Selling Stockholders. Notwithstanding the foregoing, in no event shall the amount of securities of the Selling Stockholders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of Acusphere's securities in which case the Selling Stockholders may be excluded if the underwriters make the determination described above and no other stockholder's securities are included. For purposes of the preceding sentence concerning apportionment, for any Selling Stockholder which is a partnership or corporation, the partners, retired partners and stockholders of such Selling Stockholder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Selling Stockholder", and any pro-rata reduction with respect to such "selling holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Selling Stockholder", as defined in this sentence.

                  (c) No incidental right under this Section 2.3 shall be construed to limit any registration required under Section 2.2 or Section 2.4 herein.

         2.4 FORM S-3 REGISTRATION. In case Acusphere shall receive from any Holder or Holders of Registrable Securities a written request or requests that Acusphere effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, Acusphere will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and


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distribution of all or such portion of such Holder's or Holders' Registrable
Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from Acusphere; PROVIDED, HOWEVER, that Acusphere shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of Acusphere entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $3,000,000; or (iii) if Acusphere shall furnish to the Holders a certificate signed by the Chief Executive Officer of Acusphere stating that in the good faith judgment of the Board of Directors of Acusphere, it would be seriously detrimental to Acusphere and its stockholders for such Form S-3 registration to be effected at such time, in which event Acusphere shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, however, that Acusphere shall not utilize this right more than once in any twelve (12) month period.

                  (c) Subject to the foregoing, Acusphere shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. At the election of a majority in interest of the Holders of Registrable Securities to be included in such registration statement, such registration may be firmly underwritten by a managing underwriter selected by such Holders, and, if so elected, be subject to the requirements and provisions of Section 2.2(b). Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.2 or 2.3, respectively.

         2.5 OBLIGATIONS OF ACUSPHERE. Whenever required under this Section 2 to effect the registration of any Registrable Securities, Acusphere shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of Acusphere; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (A) includes any prospectus required by
Section 10(a)(3) of the Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the

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

incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that Acusphere shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless Acusphere is already subject to service in such jurisdiction and except as may be required by the Act.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act as a result of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by Acusphere are then listed.

                  (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  (i) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes

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

effective, (i) an opinion, dated such date, of the counsel representing Acusphere for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of Acusphere, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                  (j) Make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of Acusphere, and cause Acusphere's officers, directors and employees to participate in "road show" meetings with potential investors and to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

         2.6 FURNISH INFORMATION. It shall be a condition precedent to the obligations of Acusphere to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to Acusphere such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

         2.7 EXPENSES OF DEMAND AND S-3 REGISTRATIONS. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 2.2 and 2.4, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for Acusphere and transfer taxes, if any, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by Acusphere; PROVIDED, HOWEVER, that Acusphere shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Holders participating in the registration shall bear such expenses), unless, in the case of a registration pursuant to Section 2.2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 2.2; PROVIDED FURTHER, HOWEVER, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of Acusphere from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by Acusphere of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights under Sections 2.2 and 2.4.

         2.8 EXPENSES OF "PIGGY-BACK" REGISTRATION. Acusphere shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 2.3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees relating or apportionable thereto and transfer taxes, if any, and the fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to the Registrable Securities.

         2.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

         2.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 2:

                  (a) To the extent permitted by law, Acusphere will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Acusphere of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and Acusphere will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Acusphere (which consent shall not be unreasonably withheld), nor shall Acusphere be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                  (b) To the extent permitted by law, each selling Holder, severally but not jointly, will indemnify and hold harmless Acusphere, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls Acusphere within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities, to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 2.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 2.10(b) exceed the net proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this Section 2.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 2.10.

                  (d) If the indemnification provided for in this Section
2.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, that, in the case of contribution by a selling Holder, in no event shall any contribution under this subsection 2.10(d) exceed the net proceeds from the offering received by such contributing party.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (f) The obligations of Acusphere and Holders under this
Section 2.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

         2.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of Acusphere to the public without registration or pursuant to a registration on Form S-3, Acusphere agrees to use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by Acusphere for the offering of its securities to the general public;

                  (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by Acusphere for the offering of its securities to the general public is declared effective;

                  (c) file with the SEC in a timely manner all reports and other documents required of Acusphere under the Act and the 1934 Act; and

                  (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by Acusphere that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by Acusphere), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of Acusphere and such other reports and documents so filed by Acusphere, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         2.12 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause Acusphere to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Holder only to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 75,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (a) Acusphere is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 2.14 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

         2.13 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, Acusphere shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of Acusphere which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 2.2 or described in
Section 2.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders which are to be included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 2.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 2.2 or 2.4.

         2.14 "MARKET STAND-OFF" AGREEMENT. Each Investor hereby agrees that, during the period of duration (not to exceed one hundred eighty (180) days) specified by Acusphere and an underwriter of Common Stock or other securities of Acusphere, following the effective date of a registration statement of Acusphere filed under the Act, such Investor shall not, to the extent requested by Acusphere and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of Acusphere held by it at any time during such period except Common Stock included in such registration; provided, however, that:

                  (a) such agreement shall be applicable only with respect to a registration statement covering Acusphere's initial public offering of securities; and

                  (b) all officers and directors of Acusphere and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

                  In order to enforce the foregoing covenant, Acusphere may impose stop-transfer instructions with respect to the Registrable Securities of an Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                  Notwithstanding the foregoing, the obligations described in this Section 2.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

         2.15 TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 2 if there is then an active public trading market for the Common Stock, such Holder may sell all of such Holder's Registrable Securities under Rule 144 promulgated under the Act in a three-month period and such Holder's Registrable Securities represent less than 3% of Acusphere's outstanding shares of capital stock. No holder shall be entitled to exercise any right provided for in Section 2.2 after five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by Acusphere under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

3.       COVENANTS OF ACUSPHERE.

         3.1 DELIVERY OF FINANCIAL STATEMENTS. Acusphere shall deliver to each Significant Investor (as defined in Section 3.2(b) hereof), as long as such Investor holds shares of Preferred Stock (or any shares of Common Stock issuable upon conversion thereof):

                  (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of Acusphere, an income statement for such fiscal year, a balance sheet of Acusphere and statement of stockholders' equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by Acusphere;

                  (b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of Acusphere, an unaudited profit or loss statement and schedule as to the sources and application of funds for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

                  (c) within thirty (30) days of the end of each month, an unaudited income statement and schedule as to the sources and application of funds and balance sheet for and as of the end of such month, in reasonable detail;

                  (d) as soon as practicable, but in any event forty-five
(45) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by Acusphere;

                  (e) with respect to the financial statements called for in subsections (a), (b) and (c) of this Section 3.1, an instrument executed by the Chief Financial Officer or Chief Executive Officer of Acusphere and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of Acusphere and its results of operation for the period specified, subject to year-end audit adjustment; and

                  (f) such other information relating to the financial condition, business, prospects or corporate affairs of Acusphere as such Significant Investor or any assignee of such Significant Investor may from time to time request, provided, however, that Acusphere shall not be obligated under this subsection (f) or any other subsection of Section 3.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

         3.2      INSPECTION AND OBSERVATION.

                  (a) Acusphere shall permit each Significant Investor (as defined in Section 3.2(b) hereof), at such Significant Investor's expense, to visit and inspect Acusphere's properties, to examine its books of account and records and to discuss Acusphere's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Significant Investor; provided, however, that Acusphere shall not be obligated pursuant to this Section 3.2 to provide access to any information which its Board of Directors reasonably considers to be a trade secret or similar confidential information.

                  (b) Acusphere will permit any Significant Investor (as hereinafter defined), any authorized representative thereof or any Series E Investor holding at least five percent (5%) of the Common Stock on a fully-diluted basis, assuming the conversion or exercise, as the case may be, of all outstanding securities or rights to acquire shares of Acusphere's Common Stock (each, a "Series E Five-Percent Holder"), to attend all meetings of the Board of Directors of Acusphere in a nonvoting observer capacity and shall, upon the written request of such Significant Investor or Series E Five-Percent Holder, provide such Significant Investor or Series E Five-Percent Holder with such notice and other information with respect to such meetings as are delivered to the directors of Acusphere; provided, however, that it is hereby acknowledged and agreed that only a single representative of each group consisting of a Significant Investor and its affiliates will be entitled to attend any such meeting pursuant to this Section 3.2(b). Upon the written request of any such Significant Investor or Series E Five-Percent Holder, Acusphere shall notify such Significant Investor or Series E Five-Percent Holder, within ten (10) days thereof, of the taking of any action by the Board of Directors of Acusphere in lieu of a meeting thereof. As used in this Section 3, the term "Significant Investor" shall mean (i) Elan so long as it, together with its affiliates, holds 5% or more of Acusphere's issued and outstanding shares of Common Stock on a fully diluted basis (assuming the conversion or exercise, as the case may be, of all outstanding securities or rights to acquire shares of Acusphere's Common Stock) and (ii) any other Investor other than Alexandria who, together with its affiliates, holds at least 200,000 shares of Preferred Stock, including Common Stock issuable upon the conversion of Preferred Stock (as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations and the like).

         3.3 TERMINATION OF INFORMATION, INSPECTION AND OBSERVATION COVENANTS, ASSIGNMENT. The covenants set forth in Section 3.1 and Section 3.2 shall terminate as to each Investor and be of no further force or effect when the sale of securities pursuant to a registration statement filed by Acusphere under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when Acusphere first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur; PROVIDED, HOWEVER, that the covenants set forth in Section 3.2 shall not terminate with respect to Elan so long as it, together with its affiliates, holds 5% or more of Acusphere's issued and outstanding shares of Common Stock on a fully diluted basis (assuming the conversion or exercise, as the case may be, of all outstanding securities or rights to acquire shares of Acusphere's Common Stock). The rights to receive and access information relating to Acusphere pursuant to Sections 3.1 and 3.2 may be assigned (but only with all related obligations) by an Investor to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 75,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (a) Acusphere is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such information rights are being assigned; and (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

         3.4 RIGHT OF FIRST REFUSAL. Subject to the terms and conditions specified in this Section 3.4, Acusphere hereby grants to each of the Investors a right of first refusal with respect to future sales by Acusphere of its Shares and Venture Capital Shares (each, as hereinafter defined). For purposes of this
Section 3.4 and Section 4 only, the term "Investor" shall include Oberg and any general partners and affiliates of an Investor. For purposes of this Section 3.4 only, the term "Investor" shall not include Elan or any of its affiliates after June 30, 2004. Each Investor shall be entitled to apportion the right of first refusal hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate. For purposes hereof, an "affiliate" of any Investor is an entity or a person that directly or indirectly controls, is controlled by, or is under common control with such Investor. For purposes hereof, (i) all notice provisions shall be deemed satisfied with respect to any general partner or affiliate of an Investor if such notice is deemed satisfied with respect to such Investor, (ii) all waiver and amendment provisions shall be deemed satisfied with respect to any general partner or affiliate of an Investor if such waiver or amendment is deemed satisfied with respect to such Investor, and (iii) in no event shall any Investor, its general partners and its affiliates, together as a group, have a right pursuant to this Section 3.4 to purchase in the aggregate more than such Investor's pro rata portion of the Shares and Venture Capital Shares, if any, offered hereby.

                  Each time Acusphere proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), Acusphere shall first make an offering of such Shares to the Investors in accordance with the following provisions:

                  (a) Acusphere shall deliver a notice by certified mail ("Notice") to each Investor other than Alexandria ("Remaining Investors") stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares. If the Shares being offered by Acusphere are offered in connection with a Venture Capital Financing (as defined in paragraph
(c) below), the Notice shall be delivered to the Remaining Investors simultaneously with the Alexandria Notice (as defined below) delivered to Alexandria.

                  (b) Within thirty (30) calendar days after receipt of the Notice, each Remaining Investor may elect to purchase or obtain, at the price and on the terms specified in the

Notice (provided, that, in the event any such consideration is non-cash consideration, at the election of such Remaining Investor, such Remaining Investor may pay cash equal to the fair market value of such non-cash consideration, and provided, that, the closing of any such purchase may be extended to any such Remaining Investor for purposes of obtaining necessary governmental approvals), some or all of such Remaining Investor's pro rata portion of the Shares offered by Acusphere in the Notice. Each Remaining Investor's pro rata portion of such Shares shall be equal to a fraction of such Shares, the numerator of which is the number of shares of Registrable Securities or Common Stock as the case may be, then held by such Remaining Investor and the denominator of which shall be equal to the sum of the total number of shares of Registrable Securities and Common Stock then held by all Remaining Investors; PROVIDED, HOWEVER, that, solely for purposes of determining such pro rata portion pursuant to this Section 3.4(c), "Registrable Securities" shall not include any shares of Series G Stock or any share of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such shares. If any Remaining Investor does not elect to exercise its or his right to purchase its or his total pro rata portion of the Shares, Acusphere shall promptly give notice of such failure to the other Remaining Investors who did elect to purchase (the "Participants"). Each Remaining Investor shall have a right of over-allotment such that if any Remaining Investor fails to exercise its or his right to purchase its or his total pro rata portion of the Shares, the Participants may purchase such portion, by giving written notice to Acusphere with five (5) days from the date that Acusphere provides written notice to the other Participants of the number of Shares with respect to which such non-purchasing Remaining Investor has failed to exercise its rights hereunder.

                  (c) Notwithstanding the foregoing rights contained in clause (b) of this Section 3.4, if such Shares are offered in connection with a private placement pursuant to a Venture Capital Financing (as defined below) ("Venture Capital Shares"), Acusphere shall first deliver a notice by certified mail ("Alexandria Notice") to Alexandria stating (i) its bona fide intention to offer such Venture Capital Shares, (ii) the number of Venture Capital Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Venture Capital Shares. Within thirty (30) calendar days after receipt of the Alexandria Notice, Alexandria may elect to purchase or obtain, at the price and on the terms specified in the Alexandria Notice (provided, that, in the event any such consideration is non-cash consideration, at the election of Alexandria, Alexandria may pay cash equal to the fair market value of such non-cash consideration, and provided, that, the closing of any such purchase may be extended to Alexandria for purposes of obtaining necessary governmental approvals), such number of Venture Capital Shares as is equal the number of Venture Capital Shares determined by dividing $250,000 by the per share price at which the Venture Capital Shares are offered by Acusphere. The term "Venture Capital Financing" as used herein shall refer to the sale by Acusphere of Venture Capital Shares in a private placement to one or more institutional investors resulting in aggregate gross proceeds to Acusphere of at least $5,000,000, excluding any securities issued in connection with an acquisition transaction. In the foregoing clauses (a) and (b) of this Section 3.4, the term Shares shall exclude any such Shares which constitute Venture Capital Shares and which are purchased by Alexandria pursuant to this clause (c).

                  (d) If the Investors do not elect to purchase all of the Shares and Venture Capital Shares, if applicable, referred to in the Notice and Alexandria Notice, if applicable, Acusphere may, during the 90-day period following the expiration of the periods provided in subsections 3.4(b) and (c) hereof (including the additional five day period provided for over-allotments), offer the remaining unsubscribed portion of such Shares and Venture Capital Shares, if applicable, to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice and Alexandria Notice, if applicable. If Acusphere does not enter into an agreement for the sale of the unsubscribed portion of such Shares and Venture Capital Shares, within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares and Venture Capital Shares, shall not be offered unless first reoffered to the Investors in accordance herewith; PROVIDED, HOWEVER, that if during such 90-day period, Acusphere offers such Shares and Venture Capital Shares, if applicable, to any person or persons at a price and/or upon terms more favorable to the offeree than those specified in the Notice and Alexandria Notice, if applicable, then Acusphere must first reoffer the Shares and Venture Capital Shares, if applicable, to the Investors on such favorable terms and the procedure set forth above shall be followed, with the exception that the 30-day periods set forth in subsections 3.4(a) and
(c) shall be a 15-day period.

                  (e) The rights of first refusal in this Section 3.4 shall not be applicable (i) to the issuance or sale on or after March 30, 1994, of up to 3,985,458 shares of Common Stock (or options therefor) to Acusphere's employees, consultants, or directors (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations affecting the number of outstanding shares of the Common Stock) for the primary purpose of soliciting or retaining their services, provided each such employee, consultant or director executes an agreement providing for (A) vesting of shares (or the option to purchase shares) over at least a four-year period, (B) market stand-off agreements similar to that set forth in Section 2.14 of this Agreement, and (C) rights of first refusal on transfers of such shares which shall first be a right of Acusphere, then of Acusphere's assignees; PROVIDED, HOWEVER, that any such requirements may be waived by action of Acusphere's Board of Directors, provided that all representatives of the Investors on the Board of Directors of Acusphere consent to such waiver, (ii) to the issuance of securities in or after consummation of a bona fide, firmly underwritten initial public offering of shares of Common Stock, registered under the Act pursuant to a registration statement on Form S-1 or other available form, (iii) to the issuance of securities pursuant to the conversion of convertible securities, (iv) to the issuance of 130,169 and 22,216 shares of Common Stock to the Massachusetts Institute of Technology ("MIT") on or about March 30, 1995 and June 4, 1996, respectively, (v) to the issuance of securities solely to prevent dilution as a result of any stock splits, stock dividends, combinations, recapitalizations or issuances of securities below the then applicable conversion price for the Preferred Stock, (vi) to the issuance of securities (including options, warrants or convertible securities and the securities issuable upon conversion or exercise of such options, warrants or convertible securities) to lending or leasing institutions pursuant to debt or lease financing arrangements approved by the Board of Directors, including all of the directors then serving on the Board of Directors which were designated by the holders of the Company's Preferred Stock in accordance with the Sixth Amended and Restated Voting Agreement dated as of the date hereof, as amended and in effect from time to time (the "Sixth

Amended and Restated Voting Agreement"), not to exceed, in the aggregate, five percent (5.0%) of the capital stock of Acusphere on a fully-diluted basis (assuming the conversion or exercise of all outstanding option, warrants or convertible securities), (vii) to the issuance of shares of Common Stock pursuant to the redemption by the Company of the Series G Stock pursuant to Acusphere's Amended and Restated Certificate of Incorporation, as in effect from time to time after the date hereof, (viii) to the issuance of shares of Common Stock pursuant to the conversion feature of the Note, (ix) to the issuance of Series G Paid-in-Kind Dividends pursuant to Acusphere's Amended and Restated Certificate of Incorporation, as in effect from time to time after the date hereof, or (x) to the issuance of the Alexandria Warrant, the Alexandria Warrant Shares issuable upon exercise thereof and the shares of Common Stock issuable upon conversion thereof.

                  (f) The right of first refusal set forth in this Section
3.4 may be assigned (but only with all related obligations) by a Holder only to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 75,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (a) Acusphere is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

         3.5 PREPARATION OF AUDITED FINANCIAL STATEMENTS. Acusphere shall undertake to prepare and shall deliver to each Investor other than Alexandria, as soon as practicable, its audited financial statements (balance sheet, profit and loss statement, statement of stockholders' equity and statement of cash flows, including notes thereon) as of December 31, 2000, and for each fiscal year thereafter.

         3.6 STOCK PURCHASE AGREEMENTS. All officers and employees of and consultants to Acusphere who purchase shares of Acusphere's capital stock shall be required to execute a stockholder agreement providing for (i) vesting of shares (or option to purchase shares) over a four-year period, (ii) market stand-off agreements similar to that set forth in Section 2.14 of this Agreement, and (iii) rights of first refusal on transfers of such shares which shall first be a right of Acusphere, then of Acusphere's assignees; provided however, that any such requirements may be waived by action of Acusphere's Board of Directors, provided that any representative of the Investors on the Board of Directors of Acusphere consents to such waiver.

         3.7 TERMINATION OF CERTAIN COVENANTS. The provisions set forth in
Section 3.6 shall terminate and be of no further force or effect upon the consummation of the sale of securities pursuant to a registration statement filed by Acusphere under the Act in connection with the firm commitment underwritten offering of its securities to the general public.

         3.8 COVENANTS RELATING TO SBA MATTERS. At such times as any SBIC Investor holds any securities of Acusphere, Acusphere shall comply with the covenants set forth in this Section 3.8.

                  (a) Use of Proceeds. The proceeds from the prior issuances and sales of preferred stock which the Company still retains (the "Proceeds") shall be used by Acusphere for its growth, modernization or expansion. Acusphere shall provide each SBIC Investor and the Small Business Administration (the "SBA") reasonable access to Acusphere's books and records for the purpose of confirming the use of Proceeds.

                  (b) Business Activity. During the period ending on April
25, 2001, Acusphere shall not change the nature of its business activity if such change would render Acusphere ineligible as provided in 13 C.F.R. Section 107.720.

                  (c) Compliance. So long as any SBIC Investor holds any securities of Acusphere, Acusphere will at all times comply with the non-discrimination requirements of 13 C.F.R. Parts 112, 113 and 117.

                  (d) Information. Within 45 days after the end of each fiscal year and at such other times as an SBIC Investor may reasonably request, Acusphere shall deliver to such SBIC Investor a written assessment, in form and substance satisfactory to such SBIC Investor, of the economic impact of such SBIC Investor's investment specifying the full-time equivalent jobs created or retained in connection with such investment, and the impact of the investment on Acusphere's business in terms of profits and on taxes paid by Acusphere and its employees. Upon request, Acusphere promptly (and in any event within 20 days of such request) will furnish to each SBIC Investor all information reasonably requested by such SBIC Investor in order for such SBIC Investor to comply with the requirements of 13 C.F.R. Section 107.620 or to prepare and file SBA Form 468 and any other information requested or required by any governmental agency asserting jurisdiction over such SBIC Investor. Acusphere shall afford to representatives of the SBA reasonable access to the books, records and properties of Acusphere and its subsidiaries. Any submission of any financial information under Section 3.1, above, or this Section 3.8(d) shall include a certificate of Acusphere's president, chief executive officer, treasurer or chief financial officer. If a SBIC Investor requests confidential information from Acusphere for the purpose of providing such information to the SBA, then, if requested in writing by Acusphere at the time Acusphere provides such information to such SBIC Investor, the SBIC Investor shall, to the extent permitted by law, request that such confidential information be treated confidentially by the SBA.

                  (e) Number of Holders of Voting Securities. Acusphere shall notify each SBIC Investor (i) on or prior to the taking of any action which increases the number of record holders of Acusphere's voting securities from fewer than 50 to 50 or more, and (ii) of any other action or occurrence which increases the number of record holders of Acusphere's voting securities from fewer than 50 to 50 or more, as soon as practicable after Acusphere becomes aware that such other action or occurrence has occurred or is proposed to occur.

         3.9 REGULATORY COMPLIANCE COOPERATION. In the event that Bank of America Ventures determines that it has a Regulatory Problem (as defined below), it shall have the right to transfer its Registrable Securities without regard to any restrictions on transfer set forth in this Agreement, the Series I Agreement, the Sixth Amended and Restated Voting Agreement, or the Stock Restriction Agreement dated as of the date hereof and in effect from time to time (the "Stock Restriction Agreement") and Acusphere shall take all such actions as are reasonably requested by Bank of America Ventures in order to (i) effectuate and facilitate any transfer by it of any securities of Acusphere then held by it to any person designated by Bank of America Ventures provided that such person is reasonably acceptable to Acusphere and agrees in writing to be bound by this Agreement, the Series I Agreement, the Seventh Amended and Restated Voting Agreement, and the Amended and Restated Stock Restriction Agreement, (ii) permit Bank of America Ventures (or any of its affiliates) to exchange all or any portion of any voting security of Acusphere then held by it on a share-for-share basis for shares of a nonvoting security of Acusphere, which nonvoting security shall be identical in all respects to the voting security exchanged for it, except that it shall be nonvoting and shall be convertible into a voting security on such terms as are requested by it in light of regulatory considerations then prevailing and (iii) amend this Agreement, as amended from time to time, to effectuate and reflect the foregoing. The parties to this Agreement agree to vote all of Acusphere's securities held by them in favor of such amendments and actions. For purposes of this Agreement, a "Regulatory Problem" means any set of facts or circumstances wherein it has been asserted by any governmental regulatory agency that Bank of America Ventures is not entitled to hold, or exercise any significant right with respect to securities of Acusphere.

         3.10 CONSIDERATION OF SECTION 1202(c). At such time or times, if any, that Acusphere considers repurchasing any shares of its Preferred Stock, Acusphere agrees to consider the effect that such repurchase would have on such stock's qualification as "Qualified Small Business Stock," as defined in Section 1202(c) of the Internal Revenue Code of 1986, as amended (the "Code"). Notwithstanding the foregoing, Acusphere shall have no obligation to take, or refrain from taking any action that would affect such stock's status as "Qualified Small Business Stock." Acusphere will use reasonable efforts to comply with the reporting and recordkeeping requirements of Section 1202 of the Code and the regulations promulgated thereunder.

         3.11 REGISTRATION RIGHTS. Acusphere shall not grant to any person or entity registration rights which are on par with or senior to the registration rights granted to the holders of the Registrable Securities, unless holders of a majority of the then outstanding shares of Registrable Securities consent in writing.

4.       MISCELLANEOUS.

         4.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         4.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts as applied to agreements among Massachusetts residents entered into and to be performed entirely within Massachusetts.

         4.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any person who may, after the date hereof, purchase shares of Series I Stock pursuant to the Series I Agreement shall become a party to this Agreement as an "Investor" and a holder of "Preferred Stock" and "Registrable Securities" for all purposes hereunder, all upon execution of a counterpart to this Agreement signed by such person and Acusphere.

         4.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         4.5 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         4.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         4.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Acusphere and the holders of a majority of the Registrable Securities then outstanding (provided that if an amendment or waiver affects any Investor in a manner that is different from the effect of such waiver or amendment on all other Investors, then the consent of such Investor shall be required for such amendment or waiver, and further provided that no such amendment or waiver will be effective to increase any obligations of Oberg without her written consent). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and Acusphere.

         4.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         4.9 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         4.10 ENTIRE AGREEMENT. This Agreement (including the Exhibits and Schedules hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     ACUSPHERE, INC.
                                     38 Sidney Street
                                     Cambridge, MA 02139


                                     By: /s/ Sherri C. Oberg
                                         ---------------------------------------
                                          Sherri C. Oberg
                                          President and Chief Executive Officer


                                     MVI MEDICAL VENTURE
                                     INVESTMENTS LIMITED


                                     By: /s/ C.A. Roulandson
                                         ---------------------------------------
                                         Name: C.A. Roulandson
                                         Title: For and on behalf of
                                                Healthcare Advisers
                                                Limited Director

                                     BENEFIT CAPITAL MANAGEMENT CORPORATION
                                     (as investment manager for the Prudential
                                     Insurance Company of America separate
                                     account # VCA-GA-5298)
                                     39 Old Ridgebury Road E2-278
                                     Danbury CT 06817
                                     Attn:  Sue DeCarlo


                                     By: /s/ Sue DeCarlo
                                        ----------------------------------------
                                        Name: Sue DeCarlo
                                        Title: Sr. VP and CFO

                                     PRISM VENTURE PARTNERS I, L.P.
                                     100 Lowder Brook Drive
                                     Suite 2500
                                     Westwood, MA  02090

                                     By:  Prism Investment Partners, L.P.

                                     By:  Prism Venture Partners, L.L.C.


                                     By: /s/ John L. Brooks
                                         ---------------------------------------
                                         John L. Brooks
                                         Managing Director

                                     THE CIT GROUP/EQUITY INVESTMENTS, INC.

                                     44 Whippany Road
                                     Morristown, NJ 07960


                                     By: /s/ James Glasheen
                                         ---------------------------------------
                                         Name: James Glasheen
                                         Title: Director


                                     ABS EMPLOYEES' VENTURE FUND L.P.
                                     c/o BT Alex Brown
                                     1 South Street
                                     Mail Stop 1-17-6
                                     Baltimore, MD 21202-3220
                                     Attn:  Dan Gunter / Rick O'Connell


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     BANK OF AMERICA VENTURES 950
                                     Tower Lane, Suite 700 Foster
                                     City, CA 94404

                                     By: /s/ Kate D. Mitchell
                                         ---------------------------------------
                                         Name: Kate D. Mitchell
                                         Title: Managing Director


                                     BA VENTURE PARTNERS II c/o
                                     BankAmerica Ventures 950 Tower
                                     Lane, Suite 700 Foster City,
                                     CA 94404

                                     By: /s/ Rory O'Driscoll
                                         ---------------------------------------
                                         Name: Rory O'Driscoll
                                         Title: General Partner

                                     ALTA V LIMITED PARTNERSHIP
                                     200 Clarendon St.
                                     Floor 51
                                     Boston, MA 02116

                                     By:  Alta V Management Partners, L.P.

                                     By: /s/ Eileen McCarthy
                                         ---------------------------------------
                                         Name: Eileen McCarthy
                                         Title: General Partner

                                     CUSTOMS HOUSE PARTNERS
                                     200 Clarendon St.
                                     Floor 51
                                     Boston, MA 02116


                                     By: /s/ Eileen McCarthy
                                         ---------------------------------------
                                         Name: Eileen McCarthy
                                         Title: under Power of Attorney

                                     POLARIS VENTURE PARTNERS, L.P.
                                     1000 Winter Street
                                     Suite 3350
                                     Waltham, MA 02154

                                     By:  Polaris Venture Management Co., LLC,
                                          Its General Partner


                                     By: /s/ William E. Bilodeau
                                         ---------------------------------------
                                             Name: William E. Bilodeau
                                             Title: Attorney-in-Fact

                                     POLARIS VENTURE PARTNERS FOUNDERS'
                                     FUND, L.P.
                                     1000 Winter Street
                                     Suite 3350
                                     Waltham, MA 02154

                                     By:  Polaris Venture Management Co., LLC
                                          Its General Partner


                                     By:  /s/ William E. Bilodeau
                                          --------------------------------------
                                          Name: William E. Bilodeau
                                          Title: Attorney-in-Fact

                                     THE VENTURE CAPITAL FUND OF NEW
                                     ENGLAND III, L.P.
                                     160 Federal Street, 23rd Floor
                                     Boston, MA 02110

                                     By:  FH & Co. III, L.P., General Partner

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     TRUSTEES OF BOSTON UNIVERSITY
                                     Attn:   Assistant Treasurer

                                     108 Bay State Road
                                     Boston, MA 02215

                                     By: /s/ Matthew J. Burns
                                         ---------------------------------------
                                         Name: Matthew J. Burns
                                         Title: Assistant Treasurer
                                                Boston University


                                     BANCBOSTON VENTURES, INC.
                                     175 Federal Street
                                     Boston, MA 02110


                                     By: /s/ Marcia T. Bates
                                         ---------------------------------------
                                         Name: Marcia T. Bates
                                         Title: Managing Director


                                     PRIVATE EQUITY PORTFOLIO FUND
                                     II, LLC c/o BancBoston Capital
                                     175 Federal Street Boston, MA
                                     02110

                                     By:  Fleet National Bank NA,
                                          Its Manager

                                     By:  /s/ Glen Holland
                                          --------------------------------------
                                          Name: Glen M. Holland
                                          Title: Director

                                      TECHNOLOGY FUNDING PARTNERS III, L.P.,
                                      A Delaware Limited Partnership
                                      2000 Alameda de las Pulgas
                                      San Mateo, CA 94403

                                      By:  Technology Funding, Inc.
                                      Managing General Partner

                                      By: /s/ Michele Lockwood
                                          --------------------------------------
                                          Vice President


                                     TECHNOLOGY FUNDING VENTURE
                                     PARTNERS V, AN AGGRESSIVE GROWTH
                                     FUND L.P.
                                     2000 Alameda de las Pulgas
                                     San Mateo, CA 94403

                                     By:  Technology Funding, Inc.
                                          Managing General Partner

                                     By: /s/ Michele Lockwood
                                         ---------------------------------------
                                         Vice President


                                    TECHNOLOGY FUNDING MEDICAL
                                    PARTNERS I, L.P.
                                    2000 Alameda de las Pulgas
                                    San Mateo, CA 94403

                                    By:  Technology Funding, Inc.
                                         Managing General Partner

                                    By: /s/ Michele Lockwood
                                        ----------------------------------------
                                        Vice President

                                     ELAN INTERNATIONAL SERVICES, LTD.

                                     102 St. James Court
                                     Flatts, Smiths Parish
                                     Bermuda FL 04


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     DEBAR INVESTMENT PARTNERSHIP LLP
                                     c/o David Barry
                                     2 Puritan Road
                                     Rye, New York 10580


                                     By: /s/ David Barry
                                         ---------------------------------------
                                         Name: David Barry
                                         Title: Managing Member

                                     AUDAX PRIVATE EQUITY FUND, L.P.
                                     c/o Audax Group
                                     101 Huntington Ave.
                                     Floor 24
                                     Boston, MA 02199

                                     By:  Audax Private Equity Business, LLC
                                          Its General Partner

                                     By:  Audax Private Equity Business, L.P.,
                                          Its Managing Member


                                     By: /s/ Marc Wolpow
                                         ---------------------------------------
                                         Name: Marc B. Wolpow
                                         Title: Authorized Member


                                     AUDAX CO-INVEST, L.P.
                                     c/o Audax Group
                                     101 Huntington Ave.
                                     Floor 24
                                     Boston, MA 02199

                                     By:  101 Huntington Holdings, LLC
                                          Title: General Partner


                                     By: /s/ Geoffrey S. Rehnert
                                         ---------------------------------------
                                         Name: Geoffrey S. Rehnert
                                         Title: Authorized Member


                                     By: /s/ Marc Wolpow
                                         ---------------------------------------
                                         Name: Marc B. Wolpow
                                         Title:  Authorized Member

                                     AUDAX TRUST CO-INVEST, L.P.
                                     c/o Audax Group
                                     101 Huntington Ave.
                                     Floor 24
                                     Boston, MA 02199

                                     By: 101 Huntington Holdings, LLC
                                         Title: General Partner


                                     By: /s/ Geoffrey Rehnert
                                         ---------------------------------------
                                         Name: Geoffrey S. Rehnert
                                         Title: Authorized Member


                                     By: /s/ Marc Wolpow
                                         ---------------------------------------
                                         Name: Marc B. Wolpow
                                         Title:  Authorized Member


                                     AFF CO-INVEST, L.P.
                                     c/o Audax Group
                                     101 Huntington Ave.
                                     Floor 24
                                     Boston, MA 02199

                                     By: 101 Huntington Holdings, LLC
                                         Title: General Partner


                                     By: /s/ Geoffrey Rehnert
                                         ---------------------------------------
                                         Name: Geoffrey S. Rehnert
                                         Title: Authorized Member


                                     By: /s/ Marc Wolpow
                                         ---------------------------------------
                                         Name: Marc B. Wolpow
                                         Title:  Authorized Member

                                     AUDAX SPECIAL PURPOSE CO-INVEST, L.P.
                                     c/o Audax Group
                                     101 Huntington Ave.
                                     Floor 24
                                     Boston, MA 02199

                                     By: 101 Huntington Holdings, LLC
                                         Title: General Partner


                                     By: /s/ Geoffrey Rehnert
                                         ---------------------------------------
                                         Name: Geoffrey S. Rehnert
                                         Title: Authorized Member


                                     By: /s/ Marc Wolpow
                                         ---------------------------------------
                                         Name: Marc B. Wolpow
                                         Title:  Authorized Member

                                     ALEXANDRIA REAL ESTATE EQUITIES, L.P.
                                     c/o 135 N. Los Robles Avenue, Suite 250
                                     Pasadena, CA 91101

                                     By:ARE-QRS Corp,
                                        Its General Partner


                                     By: /s/ Laurie Allen
                                         ---------------------------------------
                                         Name: Laurie A. Allen
                                         Title:  Senior Vice President, Business
                                         Development & Legal Affairs

                                     AEGIS MANAGEMENT CORPORATION
                                     PROFIT SHARING TRUST FBO TED R. DINTERSMITH
                                     c/o Charles River Ventures
                                     Bay Colony Corporate Center
                                     1000 Winter Street
                                     Suite 3300
                                     Waltham, MA 02154


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ROBERT S. LANGER
                                     98 Montvale Rd
                                     Newton, MA 02459

                                     /s/ Robert Langer
                                     -------------------------------------------


                                     DAVID NORMAN
                                     26 Turtle Rock Court
                                     Tiburon, CA 94920


                                     -------------------------------------------

                                     FOR THE PURPOSES OF SECTIONS 1, 3.4
                                     AND 4 ONLY

                                     SHERRI C. OBERG
                                     157 Bristol Road
                                     Wellesley, MA 02181

                                     /s/ Sherri Oberg
                                     -------------------------------------------

                                     THOMAS WEISEL CAPITAL PARTNERS, L.P.
                                     c/o One Montgomery Street, Suite 3700
                                     San Francisco, California 94104

                                     By:  Thomas Weisel Capital Partners LLC,
                                          its general partner

                                     By:  Thomas Weisel Partners Group LLC,
                                          its managing member

                                     By:  /s/ Daniel S. Dross
                                          --------------------------------------
                                          Daniel Dross
                                          Attorney-in-fact


                                     TWP CEO FOUNDERS CIRCLE (AI), L.P.
                                     c/o One Montgomery Street, Suite 3700
                                     San Francisco, California 94104

                                     By:  Thomas Weisel Capital Partners LLC,
                                          its general partner

                                     By:  Thomas Weisel Partners Group LLC,
                                          its managing member


                                     By:  /s/ Daniel S. Dross
                                          --------------------------------------
                                          Daniel Dross
                                          Attorney-in-fact


                                     TWP CEO FOUNDERS CIRCLE (QP), L.P.
                                     c/o One Montgomery Street, Suite 3700
                                     San Francisco, California 94104

                                     By:  Thomas Weisel Capital Partners LLC,
                                          its general partner

                                     By:  Thomas Weisel Partners Group LLC,
                                          its managing member

                                     By:  /s/ Daniel S. Dross
                                          --------------------------------------
                                          Daniel Dross
                                          Attorney-in-fact

                                     THOMAS WEISEL CAPITAL PARTNERS
                                     (DUTCH), L.P.
                                     c/o One Montgomery Street, Suite 3700
                                     San Francisco, California 94104

                                     By:  Thomas Weisel Capital Partners LLC,
                                          its general partner

                                     By:  Thomas Weisel Partners Group LLC,
                                          its managing member

                                     By:  Thomas Weisel Capital Partners Group
                                          LLC, its managing member


                                     By: /s/ Daniel S. Dross
                                         ---------------------------------------
                                          Daniel Dross
                                          Attorney-in-fact


                                     THOMAS WEISEL CAPITAL PARTNERS
                                     (DUTCH II), L.P.
                                     c/o One Montgomery Street, Suite 3700
                                     San Francisco, California 94104

                                     By:  Thomas Weisel Capital Partners
                                          (Dutch), LLC, its general partner

                                     By:  Thomas Weisel Capital Partners LLC,
                                          its managing member

                                     By:  Thomas Weisel Capital Partners
                                          Group LLC, its managing member

                                     By: /s/ Daniel S. Dross
                                         ---------------------------------------
                                          Daniel Dross
                                          Attorney-in-fact

                                     THOMAS WEISEL CAPITAL PARTNERS EMPLOYEE
                                     FUND, L.P.
                                     c/o One Montgomery Street, Suite 3700
                                     San Francisco, California 94104

                                     By:  Thomas Weisel Capital Partners LLC,
                                          its general partner

                                     By:  Thomas Weisel Partners Group LLC,
                                          its managing member


                                     By:  /s/ Daniel S. Dross
                                          --------------------------------------
                                          Daniel Dross
                                          Attorney-in-fact


                                     TWP 2000 CO-INVESTMENT FUND, L.P.
                                     c/o One Montgomery Street, Suite 3700
                                     San Francisco, California 94104

                                     By:  Thomas Weisel Capital Partners LLC,
                                          its general partners

                                     By:  Thomas Weisel Partners Group LLC,
                                          its managing member


                                     By:  /s/ Daniel S. Dross
                                          --------------------------------------
                                          Daniel Dross
                                          Attorney-in-fact

                                                                      SCHEDULE A

                                    INVESTORS

         Thomas Weisel Capital Partners, L.P.
         TWP CEO Founders Circle (AI), L.P.
         TWP CEO Founders Circle (QP), L.P.
         Thomas Weisel Capital Partners (Dutch), L.P.
         Thomas Weisel Capital Partners (Dutch II), L.P.
         Thomas Weisel Capital Partners Employee Fund, L.P.
         TWP 2000 Co-Investment Fund, L.P.
         Elan International Services, Ltd.
         MVI Medical Venture Investments Limited
         Benefit Capital Management Corporation (as investment manager for the Prudential Insurance Company of America separate account # VCA-GA-5298)
         Audax Private Equity Fund, L.P.
         Audax Co-Invest, L.P.
         Audax Trust Co-Invest, L.P.
         AFF Co-Invest, L.P.
         Audax Special Purpose Co-Invest, L.P.

         DeBar Investment Partnership LLP
         Prism Venture Partners I, L.P.
         The CIT Group/Equity Investments, Inc.
         ABS Employees' Venture Fund L.P.
         Bank of America Ventures
         BA Venture Partners II
         Alta V Limited Partnership
         Customs House Partners
         Polaris Venture Partners, L.P.
         Polaris Venture Partners Founders' Fund, L.P.
         The Venture Capital Fund of New England III, L.P.
         Trustees of Boston University
         BancBoston Ventures, Inc.
         Private Equity Portfolio Fund II, LLC
         Technology Funding Venture Partners V, An Aggressive Growth Fund, L.P. Technology Medical Partners I, L.P.
         Technology Funding Partners III, L.P.
         Aegis Management Corporation Profit Sharing FBO Ted R. Dintersmith Robert S. Langer
         David Norman
         Walter Levison Estate
         Alexandria Real Estate Equities, L.P.